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                                                                   Exhibit 10.3


                        CORPORATE CAPITAL STRATEGIES, INC.
              70 East Lake Street, Suite 1600  Chicago, Illinois 60601
                        (312) 701-0913   Fax (312) 701-0917
================================================================================

Mr. Steve Olsher,                                                   CONFIDENTIAL
Liquor-by-Wire, Inc./Liquor.com                                     ------------
4205 West Irving Park Road                                       August 31, 1999
Chicago, Illinois 60641

              FOUNDER'S SERVICES AGREEMENT, ACKNOWLEDGMENT AND RECEIPT

    We, Corporate Capital Strategies, Inc. ("CCS"), have reviewed the information you have provided regarding Liquor-by-Wire, Inc./Liquor.com ("Liquor-by-Wire" or "Liquor.com" or "Company") and look forward to providing you with the Founder's Services as outlined in this acknowledgement and agreement.

    CCS will provide the following Founder's Services:

       1. CCS will familiarize itself to the extent it deems appropriate and feasible with the business, operations, financial condition and prospects of Liquor-by-Wire;

       2. CCS will assist Liquor-by-Wire in identifying and evaluating key strategic introductions to individuals, firms and businesses;

       3. CCS, in coordination with Liquor-by-Wire, will prepare, formulate and implement a business plan;

       4. CCS will contact appropriate parties on behalf of Liquor-by-Wire, subject to customary business confidentiality, to develop, design and assemble a financial model;

       5. CCS will advise and assist Liquor-by-Wire in considering, developing and implementing a business strategy to achieve Liquor-by-Wire's strategic goals;

       6. CCS will advise and assist Liquor-by-Wire in its web site development and construction;

       7. CCS will advise and assist senior management of Liquor-by-Wire in establishing and developing the Liquor-by-Wire Board of Directors.

       8. CCS will render such financial, management and planning advisory services as Liquor-by-Wire may reasonably and specifically request in connection with the above listed Founding Services.

    As compensation for our services Liquor-by-Wire will compensate CCS in accordance to the following:

    a. An initial retainer of $8,000.00 (eight thousand dollars), due upon signing this engagement, for development of the Liquer.com business plan with an additional $8,000.00 (eight thousand dollars) due upon completion of the business plan satisfactory to Liquor-by-Wire;

    b. Liquor-by-Wire will issue to CCS or its designees, upon execution of this agreement, a 10% (ten percent) equity distribution of shares of the Company, on a fully diluted basis, after giving effect to issuance of CCS or its designees shares, granted in the same form as that held by the founder's.

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    All terms and conditions of this acknowledgment and agreement are binding on all parties upon signature below by the appropriate parties.

Agreed and Accepted                         Agreed and Accepted
LIQUOR-BY-WIRE, INC.                        CORPORATE CAPITAL STRATEGIES, INC.

By: /s/ Steve Olsher                    By:   /s/ George Wight, Jr.
    ------------------------------           -------------------------------

Name:   Steve Olsher                    Name: George Wight, Jr.
    ------------------------------           -------------------------------

Title:       VP                         Title:   Managing Director
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